UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023
  ________________________________________

Envestnet, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________________

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 250
Berwyn, Pennsylvania 19312
(Address of principal executive offices)

(312) 827-2800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, par value $0.005 per share	ENV	NYSE
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On March 27, 2023, Envestnet, Inc. (the “Company”) entered into a cooperation agreement with Impactive Capital LP and Impactive Capital Master Fund LP (Impactive Capital LP and Impactive Capital Master Fund LP, together with their respective Affiliates, “Impactive”) following a period of constructive dialogue (the “Cooperation Agreement”).
Pursuant to the Cooperation Agreement, the Company agreed to appoint to the Company’s Board of Directors (the “Board”) Lauren Taylor Wolfe as a Class III member with a term expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and Wendy Lane as a Class I member with an initial term expiring at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”).
The Cooperation Agreement provides for certain director replacement rights, pursuant to which the Company and Impactive have agreed to cooperate to select a mutually acceptable independent (pursuant to the listing standards of the New York Stock Exchange) replacement director in the event Ms. Lane ceases to serve as a director prior to the 2024 Annual Meeting.  Pursuant to the Cooperation Agreement, Impactive has agreed to abide by certain voting commitments and standstill restrictions, and the Board has agreed to put forth for a stockholder vote a customary proposal to declassify the Board at the 2024 Annual Meeting. The Cooperation Agreement also contains a customary mutual non-disparagement provisions.
Subject to certain exceptions set forth in the Cooperation Agreement, the Cooperation Agreement will remain effective until the later of the 2024 Annual Meeting and the date that is sixty (60) calendar days after the date on which Ms. Taylor Wolfe is no longer a member of the Board.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Barbara Turner.  On March 22, 2023, the Board appointed Barbara Turner to serve on the Board, effective immediately.  Ms. Turner was appointed as a Class III member with an initial term expiring at the Company’s 2025 annual meeting of stockholders.  Ms. Turner was appointed to the Audit Committee and to the Compliance and Information Security Committee of the Board.

The Board has determined that Ms. Turner is “independent” under the director independence standards established by the New York Stock Exchange.  Ms. Turner will receive compensation consistent with that received by the Company’s other independent directors, as described in the Company’s proxy statement on Schedule 14A for the 2022 annual meeting of stockholders, filed with the U.S. Securities and Exchange Commission on April 6, 2022.

There are no arrangements or understandings between Ms. Turner and any other person pursuant to which she was appointed as a director.  Ms. Turner has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointments of Mmes. Taylor Wolfe and Lane.  Pursuant to the Cooperation Agreement, on March 27, 2023, the Board appointed (1) Lauren Taylor Wolfe as a Class III member and added her to the Board’s Audit Committee and (2) Wendy Lane as a Class I member and added her to the Board’s Nominating and Governance Committee.  The Board has determined that Mmes. Taylor Wolfe and Lane are each “independent” under the director independence standards established by the New York Stock Exchange and the rules and regulations of the U.S. Securities Exchange Act of 1934, as amended.

Mmes. Taylor Wolfe and Lane will receive compensation consistent with that received by the Company’s other independent directors, as described in the Company’s proxy statement on Schedule 14A for the 2022 annual meeting of stockholders, filed with the U.S. Securities and Exchange Commission on April 6, 2022.

There are no arrangements or understandings between either Ms. Taylor Wolfe or Ms. Lane, on the one hand, and any other person, on the other hand, pursuant to which they were appointed as a director other than with respect to the matters referred to in Item 1.01.  Neither Ms. Taylor Wolfe or Ms. Lane have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Class Change.  In order to ensure that each class of the Board is as nearly equal in size as possible consistent with the By-Laws of the Company, current director Gayle Crowell submitted her resignation as a Class III member of the Board and was thereafter appointed by the Board as a Class II member of the Board with a term expiring as of the Company's 2023 annual meeting of stockholders, at which time she will stand for reelection.

Item 7.01. Regulation FD Disclosure.

On March 28, 2023, the Company issued a press release announcing the Cooperation Agreement and the New Directors’ appointments.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement, dated March 27, 2023, by and among Impactive Capital LP, Impactive Capital Master Fund LP and Envestnet, Inc.*
99.1	Press Release issued by Envestnet, Inc., dated March 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Envestnet, Inc. agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request; provided, however, that Envestnet, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

Dated: March 28, 2023	By: /s/ Shelly O'Brien
Name: Shelly O'Brien
Title: Chief Legal Officer, General Counsel and Corporate Secretary